SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2004

WODFI LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI MASTER OWNER TRUST

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-84579

(Commission File Number)

65-0934017

(IRS Employer Identification No.)

WODFI LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Item	5. Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WODFI LLC
(Registrant)

Dated: July 26, 2004	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officers of the Servicer on behalf of the Trust)

WORLD OMNI FINANCIAL CORP.

WORLD OMNI MASTER OWNER TRUST

SERIES 2003-VFN-A, 2003-VFN-B and 2004-1 SUPPLEMENTS

CERTIFICATE DATE AS OF: July 15, 2004

POOL BALANCE:	Month of: June, 2004
Pool Balance, beginning of month	$525,872,347.37

Pool Balance, end of month	$494,465,254.63

Pool Balance, average	$499,900,906.11

Required Pool Balance, end of month	$494,465,254.63

COLLECTIONS & SERIES ALLOCATIONS	Month of: June, 2004
Series Allocable Principal Collections
Series 2003-VFN-A	$51,955,128.53
Series 2003-VFN-B	$20,467,171.84
Series 2004-1	$286,415,877.19

$358,838,177.56
Series Allocable Non-Principal Collections
Series 2003-VFN-A	$222,886.79
Series 2003-VFN-B	$87,803.89
Series 2004-1	$1,228,720.19

$1,539,410.87
Series Allocable Miscellaneous Payments
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

$—
Investment Proceeds
Series 2003-VFN-A	$1,291.77
Series 2003-VFN-B	$508.87
Series 2004-1	$7,063.35

$8,863.99

CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD	Month of: June, 2004
2003-VFN-A	$0.00
2003-VFN-B	$0.00
Series 2004-1	$0.00

ALLOCATION PERCENTAGES FOR COLLECTION PERIOD	First day of: June, 2004
Series Allocation Percentages
Series 2003-VFN-A	14.48%
Series 2003-VFN-B	5.70%
Series 2004-1	79.82%
Floating Allocation Percentages
Series 2003-VFN-A	86.64%
Series 2003-VFN-B	86.64%
Series 2004-1	83.34%
Principal Allocation Percentages
Series 2003-VFN-A	0.00%
Series 2003-VFN-B	0.00%
Series 2004-1	0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES	Month of: June, 2004
Series 2003-VFN-A
Series Allocable Principal Collections
Excess Certificateholder Collections:	$1,796,142.89
Noteholder Collections:	$45,014,424.43
Additional Noteholder Collections:	$5,144,561.21

$51,955,128.53
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$7,705.43
Noteholder Collections:	$193,111.26
Additional Noteholder Collections:	$22,070.10

$222,886.79
Series 2003-VFN-B
Series Allocable Principal Collections
Excess Certificateholder Collections:	$707,571.44
Noteholder Collections:	$17,732,955.08
Additional Noteholder Collections:	$2,026,645.33

$20,467,171.85
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$3,035.47
Noteholder Collections:	$76,074.13
Additional Noteholder Collections:	$8,694.28

$87,803.88
Series 2004-1
Series Allocable Principal Collections
Excess Certificateholder Collections:	$9,901,695.11
Noteholder Collections:	$238,712,856.83
Additional Noteholder Collections:	$37,801,325.25

$286,415,877.19
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$42,478.14
Noteholder Collections:	$1,024,074.89
Additional Noteholder Collections:	$162,167.16

$1,228,720.19

MONTHLY DISTRIBUTIONS	Paid on: July 15, 2004
Principal Distributions to Investors
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

Principal Distributions to Investors - $ per thousand
Series 2003-VFN-A	$0.00000000
Series 2003-VFN-B	$0.00000000
Series 2004-1	$0.00000000

Monthly Interest to Investors
Series 2003-VFN-A	$95,312.11
Series 2003-VFN-B	$36,972.68
Series 2004-1	$381,718.75

Monthly Interest to Investors - $ per thousand
Series 2003-VFN-A	$1.44412290
Series 2003-VFN-B	$1.42202599
Series 2004-1 Class A	$1.09062500

Rated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Noteholder Monthly Servicing Fee
Series 2003-VFN-A	$55,000.00
Series 2003-VFN-B	$21,666.67
Series 2004-1	$291,666.67

Reserve Fund Deposit Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

MONTHLY DISTRIBUTIONS (Cont.)	Paid on: July 15, 2004
Investor Default Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Monthly Dilution Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Noteholder Charge-Off Reversal Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Carry-Over Amount
Series 2004-1	$0.00

Unrated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Previously waived servicing fee
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deposits to Principal Funding Account
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Collections Released to Cert. during Collection Period	$359,084,328.15

Excess Distributed to Cert. on Payment Date	$419,787.40

FUNDED AND INVESTED AMOUNTS:	Last day of: June, 2004
SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount	$200,000,000.00
Incremental Funded Amounts (Cumulative)	$125,000,000.00
Principal Distributed to Investors (Cumulative)	$259,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$66,000,000.00

Series Excess Funding Amount	$1,467,663.12
Principal Funding Account Balance	$0.00

Invested Amount	$64,532,336.88

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount	$100,000,000.00
Incremental Funded Amounts (Cumulative)	$35,000,000.00
Principal Distributed to Investors (Cumulative)	$109,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$26,000,000.00
Series Excess Funding Amount	$578,170.32
Principal Funding Account Balance	$0.00

Invested Amount	$25,421,829.68

SERIES 2004-1 SUPPLEMENT
Initial Invested Amount	$350,000,000.00
Principal Distributed to Investors (Cumulative)	$0.00
Principal Funding Account Balance	$0.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00
Series Excess Funding Amount	$8,090,866.73

Invested Amount	$341,909,133.27

BALANCES AS OF PAYMENT DATE	As of: July 15, 2004
Series 2003-VFN-A
Reserve Fund Balance	$330,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$66,000,000.00

Series 2003-VFN-B
Reserve Fund Balance	$130,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$26,000,000.00

Series 2004-1
Reserve Fund Balance	$1,750,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance, Class A	$350,000,000.00

TRUST INCREMENTAL SUBORDINATED AMOUNT To be used in the following month’s computations.	Last day of: June, 2004

Pool Total Components of Excess Receivables:
Used Vehicles	$33,072,152.68
Finance Hold Receivables (for Credit Reasons Only)	$0.00
Delayed Payment Program	$259,273.00

Pool Limits on Components of Excess Receivables:
Used Vehicles	$123,616,313.66
Finance Hold Receivables	$0.00
Delayed Payment Program	$9,889,305.09

Total Excess Receivables	$0.00

Overconcentration Amount	$7,022,496.97

Ineligible Amount	$0.00

Trust Incremental Subordinated Amount	$7,022,496.97

POOL SERIES SUBORDINATED AMOUNTS	As of: June 30, 2004
Series Incremental Subordinated Amount
Series 2003-VFN-A	$1,411,389.31
Series 2003-VFN-B	$556,001.85
Series 2004-1	$7,780,643.02

Required Subordinated Amount
Series 2003-VFN-A	$7,022,896.87
Series 2003-VFN-B	$2,766,595.74
Series 2004-1	$52,209,513.45

Available Subordinated Amount
Series 2003-VFN-A	$7,022,896.87
Series 2003-VFN-B	$2,766,595.74
Series 2004-1	$52,209,513.45

CHARGE OFFS	For Month of: June, 2004
Defaulted Receivables	$0.00

Investor/Noteholder Defaulted Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deficiency Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Required Draw Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor/Noteholder Charge-Off’s
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)	As of: July 15, 2004
Interest Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Interest Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Principal Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Principal Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST RATE FOR NEXT PAYMENT DATE	As of: July 15, 2004
Series 2003-VFN-A Estimated	1.6700000%
Series 2003-VFN-B Estimated	1.6600000%
Series 2004-1	1.4500000%

MONTHLY PAYMENT RATE %	Month of: June, 2004
MONTHLY PAYMENT RATE %	71.78%